UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  November 22, 2019 (November 18, 2019)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	SERV	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by ServiceMaster Global Holdings, Inc. (“ServiceMaster” or the “Company”) on a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 22, 2019 (the “Initial Form 8-K”), the Company announced that Matthew J. Stevenson, former President of Terminix Residential, would leave the Company effective as of October 31, 2019 (the “Separation Date”). The Company is filing this Amendment No. 1 to the Initial Form 8-K to disclose the material terms of Mr. Stevenson’s separation agreement, the terms of which were not yet finalized as of the time of filing of the Initial Form 8-K on October 22, 2019.

On November 18, 2019, Mr. Stevenson and the Company entered into a Separation Agreement and General Release (the “Agreement”). Pursuant to the terms of the Agreement, the Company will provide certain severance arrangements to Mr. Stevenson, including: (1) severance pay in the amount of $461,250, paid in equal installments over a 12 month period; (2) Mr. Stevenson will be eligible to receive a prorated 2019 annual bonus award payment, based upon the Company’s actual performance in accordance with ServiceMaster’s normal processes and which is expected to be paid on or before March 15, 2020; (3) payment for one year of career transition services, not to exceed $75,000; and (4) a one-time payment of $7,100, which shall be grossed-up for tax purposes, and which Mr. Stevenson can elect to use for premiums for continuing coverage for health insurance benefits for 12 months. In accordance with the terms of the Amended and Restated ServiceMaster Global Holdings, Inc. 2014 Omnibus Incentive Plan and the underlying equity award agreements, any unvested awards for stock options, restricted stock units and performance stock units were cancelled as of the Separation Date. The Agreement also contains a general release of claims, covenants of non-disclosure of confidential information and non-disparagement and restricts Mr. Stevenson from competing against the Company or soliciting ServiceMaster employees or customers for a period of 12 months from the Separate Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

November 22, 2019	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer

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